UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 31, 2023
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Bridge Investment Group Holdings Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40622	86-2769085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 East Sego Lily Drive, Suite 400 Salt Lake City, Utah	84070
(Address of Principal Executive Offices)	(Zip Code)
(801) 716-4500
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BRDG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On April 3, 2023, Bridge Investment Group Holdings Inc., a Delaware corporation (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial Form 8-K”) to disclose, among other things, the completion of the previously announced acquisition (the “Acquisition”) of Newbury Partners LLC, a Delaware limited liability company (the “Seller”), pursuant to the Asset Purchase Agreement dated February 13, 2023, by and among Bridge Investment Group Holdings LLC, a Delaware limited liability company (a controlled subsidiary of the Company) (the “Operating Company”), Newbury Partners-Bridge LLC, a Delaware limited liability company (an indirect majority owned subsidiary of the Operating Company, the “Buyer”), the Seller, Richard Lichter, an individual, and RLP Navigator LLC, a Delaware limited liability company (“RidgeLake,” and together with Richard Lichter, the “Newbury Holders”).
This Amendment amends the Initial 8-K to provide the financial statements and pro forma financial information referred to in parts (a) and (b) of Item 9.01 below relating to the transactions described above. Except as otherwise noted, all other information in the Initial Form 8-K remains unchanged.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of the Business Acquired.
The audited consolidated financial statements of the Seller as of December 31, 2022 and 2021, and the notes related thereto, are attached as Exhibit 99.1 to this Amendment and are incorporated herein by reference.
(b) Pro Forma Financial Information.
The following unaudited pro forma information related to the Acquisition is attached as Exhibit 99.2 to this Amendment and incorporated herein by reference:
(i)Unaudited Condensed Consolidated Balance Sheet as of March 31, 2023.
(ii)Unaudited Pro Forma Condensed Combined Statement of Operations for the Three Months Ended March 31, 2023.
(iii)Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2022.
(d)    Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche, LLP dated June 15, 2023
99.1	Audited consolidated financial statements of Newbury Partners LLC as of December 31, 2022 and 2021 and the notes related thereto.
99.2	Unaudited Pro Forma Condensed Combined Financial Information
Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGE INVESTMENT GROUP HOLDINGS INC.

By:	/s/ Jonathan Slager
Name:	Jonathan Slager
Title:	Chief Executive Officer
Date: June 15, 2023